Subsequent Events	6 Months Ended
Jun. 30, 2019
Subsequent Events [Abstract]
Subsequent Events	SUBSEQUENT EVENTS

Margin loan refinancing
In August 2019, we entered into an agreement with a group of lenders to refinance our existing Margin Loan Facility. The new Margin Loan Facility introduces a revolving element, increases the principal amount available to draw to $110 million and has a maturity of one year from execution. The new Margin Loan Facility will continue to be secured by a pledge against our common units in Golar Partners.

$150 million term loan facility
In August 2019, we entered into a $150 million term loan facility with a total term of fifteen months.